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Exhibit 10.4

AGREEMENT REGARDING 2003 REGISTRATION STATEMENT
AND WAIVER AND TERMINATION OF STOCKHOLDERS' AGREEMENT

        THIS AGREEMENT REGARDING 2003 REGISTRATION STATEMENT AND WAIVER AND TERMINATION OF STOCKHOLDERS' AGREEMENT, dated October    , 2003, is by and among Yorktown Energy Partners IV, L.P., a Delaware limited partnership, Yorktown Energy Partners V, L.P., a Delaware limited partnership, Lubar Nominees, a general partnership, Barry E. Davis, A. Chris Aulds, James R. Wales, William W. Davis, Jack M. Lafield, Michael P. Scott, Lisa M. Brecht, John W. Daugherty, Mike Hopkins, Mark E. Huff, Marc Lyons, Rodney A. Madden, Stewart McCorkle and Dale Wilson (collectively, the "Stockholders"), and Crosstex Energy Holdings Inc., a Delaware corporation (the "Company").

W I T N E S E T H:

        WHEREAS, the Stockholders and the Company are parties to a Stockholders' Agreement dated May 5, 2000 and amended May 2, 2001 (the "Stockholders' Agreement);

        WHEREAS, the Company intends to register under the Securities Act of 1933, as amended, Registrable Shares (as defined in the Stockholders' Agreement) of the Stockholders in the numbers set forth opposite their signatures hereto (the "Offering");

        WHEREAS, the Stockholders will use the proceeds from the sale of the Registrable Shares to pay off promissory notes held by the Company;

        WHEREAS, in connection with the Offering, the parties hereto desire to define the obligations of the Company and the Stockholders with respect to the Offering and waive and terminate certain provisions of the Stockholders' Agreement, upon the terms and conditions contained herein;

        NOW, THEREFORE, in consideration such good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

        1.    Registration.    The Company shall include in a registration statement the number of Registrable Shares of the Stockholders set forth opposite their signatures hereto and the provisions of Article V of the Stockholders' Agreement are adopted by all the parties hereto with respect to the Offering and agreed to in all respects.

        2.    Waiver and Termination.    The parties agree to, and do hereby, waive the terms of any and all options and rights to purchase, voting agreements, registration rights, and all other rights and requirements under the Stockholders' Agreement and terminate the Stockholders' Agreement effective concurrent with the closing of the Offering, except for the provisions of Section 5.8, which shall survive such termination. Upon termination, no party shall have any further liability or obligations to any other party under the Stockholders' Agreement except as otherwise expressly provided for herein.

        3.    Title.    Each Stockholder represents and warrants that (a) he has not sold, transferred, assigned, pledged or otherwise conveyed to any other party any interest in the Stockholders' Agreement and (b) he has the full right, power and authority to enter into this Termination Agreement and to terminate the Stockholders' Agreement.

        4.    Joinder of Spouses.    The spouses of each Stockholder hereby join in the execution and delivery of this Agreement for the purpose of binding their respective community property interests, if any, in the Stockholders' Agreement to the terms and conditions hereof in all respects.

        5.    Entire Agreement.    This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

        6.    Binding Effect.    This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns, heirs and legal representatives.

        7.    Amendment and Waiver.    This Agreement may be amended, superseded, cancelled, renewed or extended, and the terms hereof may be waived, only by a written instrument signed by the parties or, in the case of a waiver, by the party waiving compliance.

        8.    Governing Law.    This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

        9.    Counterparts.    This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same agreement.

        10.    Gender.    Pronouns in masculine, feminine and neuter genders shall be construed to include any other gender, and words in the singular form shall be construed to include the plural and vice versa, unless the context otherwise requires.

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

Number of Registrable Shares
YORKTOWN ENERGY PARTNERS IV, L.P.
	By:	Yorktown IV Company LLC, its General Partner
By:
Name:
Title:
Address: 410 Park Avenue New York, New York 10022

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

Number of Registrable Shares
YORKTOWN ENERGY PARTNERS V, L.P.
	By:	Yorktown V Company LLC, its General Partner
By:
Name:
Title:
Address: 410 Park Avenue New York, New York 10022

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

Number of Registrable Shares
LUBAR NOMINEES
	By:	David J. Lubar, a general partner
Address:

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

Number of Registrable Shares
Barry E. Davis
Spouse of Barry E. Davis
Address:

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

Number of Registrable Shares
A. Chris Aulds
Spouse of A. Chris Aulds
Address:

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

Number of Registrable Shares
James R. Wales
Spouse of James R. Wales
Address:

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

Number of Registrable Shares
William W. Davis
Spouse of William W. Davis
Address:

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

Number of Registrable Shares
Jack M. Lafield
Spouse of Jack M. Lafield
Address:

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

Number of Registrable Shares
Michael P. Scott
Spouse of Michael P. Scott
Address:

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

Number of Registrable Shares
Lisa M. Brecht
Spouse of Lisa M. Brecht
Address:

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

Number of Registrable Shares
John W. Daugherty
Spouse of John W. Daugherty
Address:

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

Number of Registrable Shares
Mike Hopkins
Spouse of Mike Hopkins
Address:

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

Number of Registrable Shares
Mark E. Huff
Spouse of Mark E. Huff
Address:

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

Number of Registrable Shares
Marc E. Huff
Spouse of Marc E. Huff
Address:

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

Number of Registrable Shares
Marc Lyons
Spouse of Marc Lyons
Address:

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

Number of Registrable Shares
Rodney A. Madden
Spouse of Rodney A. Madden
Address:

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

Number of Registrable Shares
Stewart McCorkle
Spouse of Stewart McCorkle
Address:

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

Number of Registrable Shares
Dale Wilson
Spouse of Dale Wilson
Address:

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

CROSSTEX ENERGY HOLDINGS INC.
By:
Name:
Title:

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  Exhibit 10.4
AGREEMENT REGARDING 2003 REGISTRATION STATEMENT AND WAIVER AND TERMINATION OF STOCKHOLDERS' AGREEMENT